CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 NEWS RELEASE Cleveland-Cliffs Announces the Acquisition of Stelco CLEVELAND – July 15, 2024 — Cleveland-Cliffs Inc. (NYSE:CLF) (“Cliffs” or “the Company”) is pleased to announce that it has entered into a definitive agreement to acquire Stelco Holdings Inc. (TSX:STLC) (“Stelco”). The acquisition confirms Cliffs’ commitment and leadership in integrated steel production in North America, and also brings an additional 1,800 United Steelworkers (“USW”) union employees into Cliffs’ workforce. Under the terms of the agreement, Stelco shareholders will receive CAD $60.00 per Stelco common share in cash and 0.454 shares of Cliffs common stock per share of Stelco common stock (or CAD $10.00 per share as of July 12, 2024), representing a total consideration of CAD $70.00 per Stelco share. The transaction has received full support from David McCall, International President of the USW union. The transaction implies a total enterprise value of approximately USD $2.5 billion (CAD $3.4 billion) for Stelco and represents an acquisition multiple of 4.8x 3/31/24 LTM Adjusted EBITDA with synergies. Cliffs has a clear line of sight to the achievement of approximately $120 million of estimated annual cost savings with no impact to union jobs. The acquisition is expected to be immediately accretive to 2024 and 2025 EPS. The transaction implies pro forma net leverage of 2.4x 3/31/2024 LTM Adjusted EBITDA. Upon completion of the transaction, Cliffs shareholders will own approximately 95% and Stelco shareholders will own approximately 5% of the combined company, on a fully diluted basis. Stelco is an integrated steelmaker consisting of two operational sites, both located in the province of Ontario: Lake Erie Works, the newest and lowest-cost integrated steelmaking facility in North America; and Hamilton Works, a downstream finishing and cokemaking facility. Stelco ships approximately 2.6 million net tons of flat-rolled steel annually, primarily hot-rolled steel to service center customers. The acquisition of Stelco expands Cliffs’ steelmaking footprint and doubles Cliffs’ exposure to the flat-rolled spot market, with cost advantages in raw materials, energy, healthcare, and currency. Stelco adds capabilities that complement Cliffs’ existing operations and product portfolio, while diversifying its customer base across the construction and industrial sectors. The transaction brings substantial integration opportunities, generating synergies associated with procurement, overhead, and public company related expenses. Voting support agreements for the transaction have been entered into by Fairfax Financial Holdings, Alan Kestenbaum, an affiliate of Lindsay Goldberg and each of the other executive officers and directors of EXHIBIT 99.1

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 2 Stelco, which collectively represent approximately 45% of Stelco’s outstanding shares, pursuant to which such parties have agreed to vote all shares held by them in favor of the transaction, subject to customary exceptions. Upon closing of the transaction, Stelco is expected to continue operations as a wholly-owned subsidiary, preserving the name and legacy of the business. Lourenco Goncalves, Chairman of the Board, President and CEO of Cliffs, stated: “I want to first recognize Alan Kestenbaum and the Stelco team for the remarkable turnaround they executed at Stelco, turning what was an underperforming asset under previous ownership into a very cost-efficient and profit-oriented company. In the process, they restored the Canadian national pride associated with Stelco, and we are going to continue that. We did this deal the way it should be done, reaching a respectful agreement between the two parties that keeps national interests at the forefront and recognizes the importance of the workforce. The enterprise value of this transaction is significantly lower than the cost of building an equivalent replacement mill in the United States, and the cost structure is lower than what a new U.S. mill would provide us. Stelco is a company that respects the Union, treats their employees well, and leans into their cost advantages. With that, they are a perfect fit for Cleveland-Cliffs and our culture. We look forward to proving that our ownership of Stelco will be a net benefit for Canada, the province of Ontario, and the cities of Nanticoke and Hamilton.” Alan Kestenbaum, Executive Chairman of the Board and CEO of Stelco, stated: “I am proud of what we have accomplished over the past seven years, and the value we have generated. This sale crystallizes a 32% CAGR on a Stelco common share investment since our IPO in 2017. Most importantly, we have revitalized Stelco and restored it to its iconic status in Canada. I know that Cliffs will continue to build upon the excellent work and life environment we have created for all of our employees, and continue to be a reliable supplier to our valued customers, while maintaining Stelco’s stature and reputation in Canada and maintaining our Canadian national interests. One of the important drivers for this transaction was receiving a meaningful portion of the consideration in Cliffs shares. I have strong belief and optimism in the North American steel market. I believe that Lourenco and his team have created a winning platform and I intend to remain an investor in Cliffs for a long time to come as he and his team continue to build out their platform and business.” David McCall, International President of the USW, stated: “On behalf of our entire membership, I am excited for this transaction and proud to support a deal that is great for the resilience of manufacturing and Union jobs in North America. Cleveland-Cliffs has a proven track record of making sure the Union always has a seat at the table, and this deal was no different. We are delighted to further expand our already great partnership between Cliffs and the USW.”

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 3 Benefits to Canada Cliffs is excited to expand its current 1,000-employee footprint in Canada, which consists of seven Tooling and Stamping plants and a Ferrous Processing and Trading Company (FPT) location, all in Ontario. The Company is committed to working with stakeholders and to deliver meaningful benefits to Canada, Ontario, and the communities where Stelco operates. Cliffs’ plan is to grow the business in Canada and build on the progress Stelco has made in recent years. In connection with this investment: • Stelco’s headquarters will remain in Hamilton and the name and legacy of Stelco will be preserved in Hamilton, Nanticoke, and Canada. • Stelco will continue its significant operations in Hamilton and Nanticoke, make capital investments of at least CAD $60 million over the next three years, and plans to increase steel production over current levels from those facilities. • Stelco will maintain significant employment levels in Canada and Canadian representation on the management team. • Recognizing the importance of Stelco’s operations to the businesses in the region, Cliffs will ensure existing local supplier arrangements are maintained. • Cliffs values and will continue Stelco’s collaboration with McMaster University and CanmetMATERIALS and will maintain the existing research chairs with McMaster University. • Cliffs respects Stelco’s commitment to charitable and community support and will build on that legacy by increasing the overall charitable support by CAD $2 million per year, to be directed by Stelco’s management team. • Cliffs will continue Stelco’s partnership with the Hamilton Tiger-Cats and Forge FC and will maintain its 40% equity interest and the master lease of Tim Hortons Field. The community engagement program, including the Tiger-Cats High School Mentorship Program will also be maintained. • Cliffs is committed to operating the business and approaching sustainability in a way that supports the United Nations’ Sustainable Development Goals (UN SDGs) and will ensure the Canadian operations operate in accordance with the Company’s sustainability priorities. Additional Details The transaction has been unanimously approved by Cliffs’ and Stelco’s respective Boards. The Stelco Board formed a special committee of directors which, following review and consideration of the transaction, unanimously recommended the Stelco Board approve the transaction. The transaction is expected to close in the fourth quarter of 2024, subject to approval by Stelco shareholders, receipt of regulatory approvals and satisfaction of other customary closing conditions.

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 4 Advisors and Counsel Wells Fargo, J.P. Morgan and Moelis & Company LLC are acting as financial advisors to Cliffs. Davis Polk & Wardwell LLP and Blake, Cassels & Graydon LLP are serving as legal counsel to Cliffs. In addition, Wells Fargo Bank, N.A. and J.P. Morgan have provided full underwritten financing commitments and are backstopping Cliffs’ existing ABL Facility. BMO Capital Markets is acting as financial advisor to Stelco, and McCarthy Tétrault LLP and A&O Shearman LLP are serving as legal counsel to Stelco. In addition, RBC Capital Markets is acting as financial advisor and Stikeman Elliott LLP as legal counsel to the Special Committee of Stelco’s Board of Directors. Each of BMO Capital Markets and RBC Capital Markets has provided a fairness opinion to the Stelco Board that, as of July 14, 2024, and subject to the various matters, limitations, qualifications and assumptions set forth therein, the consideration to be received by holders of the common shares pursuant to the transaction is fair, from a financial point of view, to such holders. Conference Call & Webcast Information Cliffs will conduct a live conference call and webcast on July 15th, 2024 at 8:30 a.m. Eastern Time. The call will be broadcast live and archived on Cliffs' website at https://www.clevelandcliffs.com/. Presentation slides related to the transaction will also be available on the webcast link and on Cliffs’ Investor Relations page on its website, which includes reconciliations of non-GAAP measures used in this release. About Cleveland-Cliffs Inc. Cleveland-Cliffs is the largest flat-rolled steel producer in North America. Founded in 1847 as a mine operator, Cliffs also is the largest manufacturer of iron ore pellets in North America. The Company is vertically integrated from mined raw materials, direct reduced iron, and ferrous scrap to primary steelmaking and downstream finishing, stamping, tooling, and tubing. Cleveland-Cliffs is the largest supplier of steel to the automotive industry in North America and serves a diverse range of other markets due to its comprehensive offering of flat-rolled steel products. Headquartered in Cleveland, Ohio, Cleveland-Cliffs employs approximately 28,000 people across its operations in the United States and Canada. About Stelco Holdings Inc. Stelco is a low cost, integrated and independent steelmaker with one of the newest and most technologically advanced integrated steelmaking facilities in North America. Stelco produces flat-rolled value-added steels, including premium-quality coated, cold-rolled and hot-rolled steel products, as well as pig iron and metallurgical coke. With first- rate gauge, crown, and shape control, as well as uniform through-coil mechanical properties, Stelco’s steel products are supplied to customers in the construction, automotive, energy, appliance, and pipe and tube industries across Canada and the United States as well as to a variety of steel service centers, which are distributors of steel products. Forward-Looking Statements This release contains statements that constitute "forward-looking statements" within the meaning of the U.S. federal securities laws and applicable Canadian securities laws. All statements other than historical facts, including, without limitation, statements regarding our current expectations, estimates and projections about our industry, our business

CLEVELAND-CLIFFS INC. • 200 PUBLIC SQUARE • SUITE 3300 • CLEVELAND, OH 44114-2544 5 or a transaction with Stelco, are forward-looking statements. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the risk that the proposed transaction with Stelco may not be consummated; the risk that a transaction with Stelco may be less accretive than expected, or may be dilutive, to Cliffs’ earnings per share, which may negatively affect the market price of Cliffs’ common shares; the risk that adverse reactions or changes to business or regulatory relationships may result from the announcement or completion of the transaction; the possibility of the occurrence of any event, change or other circumstance that could give rise to the right of one or both of Cliffs and Stelco to terminate the transaction agreement between the two companies, including, but not limited to, the companies’ inability to obtain necessary regulatory approvals; the risk of shareholder litigation relating to the proposed transaction that could be instituted against Stelco, Cliffs, or their respective directors; the possibility that Cliffs and Stelco will incur significant transaction and other costs in connection with the proposed transaction, which may be in excess of those anticipated by Cliffs; the risk that the financing transactions to be undertaken in connection with a transaction have a negative impact on the combined company’s credit profile, financial condition or financial flexibility; the possibility that the anticipated benefits of the proposed acquisition of Stelco are not realized to the same extent as projected and that the integration of the acquired business into our existing business, including uncertainties associated with maintaining relationships with customers, vendors and employees, is not as successful as expected; the risk that additional future synergies may not be realized; the risk that it may take longer than expected to achieve the anticipated synergies from the proposed transaction; the possibility that the business and management strategies currently in place or implemented in the future for the maintenance, expansion and growth of the combined company’s operations may not be as successful as anticipated; the risk associated with the retention and hiring of key personnel, including those of Stelco; the risk that any announcements relating to, or the completion of, a transaction could have adverse effects on the market price of Cliffs common shares; and the risk of any unforeseen liability and future capital expenditure of Cliffs related to a transaction. For additional factors affecting the business of Cliffs, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2023, and other filings with the U.S. Securities and Exchange Commission. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction. Source: Cleveland-Cliffs Inc. MEDIA CONTACT: Patricia Persico Senior Director, Corporate Communications (216) 694-5316 INVESTOR CONTACT: James Kerr Director, Investor Relations (216) 694-7719